UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 19, 2004

                           Orthofix International N.V.
             (Exact name of Registrant as specified in its charter)

    Netherlands Antilles             0-19961                        N/A
(State or other jurisdiction   Commission File Number        (I.R.S. Employer
      of incorporation)                                   Identification Number)


                             7 Abraham de Veerstraat
                                     Curacao
                              Netherlands Antilles
                               011-59-99-465-8525
          (Address of principal executive offices and telephone number, including area code)


Item 12.   Results of Operations and Financial Condition.
           ---------------------------------------------

         The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition." On July 19, 2004, Orthofix International N.V. ("Orthofix") issued a press release announcing, among other things, its preliminary results of operations for the second quarter ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.


     Exhibit


     99.1  Press release of Orthofix International N.V. dated July 19, 2004

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   July 19, 2004

                                              ORTHOFIX INTERNATIONAL N.V.


                                              By:  /S/ THOMAS HEIN
                                                  ----------------------------
                                              Name:  Thomas Hein
                                              Title: Chief Financial Officer